Supplement to the
Fidelity Advisor Freedom FundsSM
Class A, Class T, Class B, and Class C
November 5, 2003
Prospectus

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 39 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

AFF-04-01 April 2, 2004
1.790697.101